POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

John J. Haley

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”), relating to the offering from time to time of shares of (i) shares of the Company’s common stock, $.001 par value (the “Common Stock”); (ii) debt securities of the Company; (iii) contracts (the “Stock Purchase Contracts”) that obligate holders to purchase from the Company, and the Company to sell to these holders, shares of the Common Stock at a future date; and (iv) stock purchase units consisting of a Stock Purchase Contract and either debt obligations of the Company or of third parties that are pledged to secure the holder’s obligations to purchase the Common Stock under Stock Purchase Contracts in an aggregate amount of up to $40,000,000 (plus up to the maximum amount of such securities as is allowed to be registered as additional securities by the filing of subsequent registration statements pursuant to Rule 462(b) under the 1933 Act), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 12th day of April, 2005.

/s/ John J. Haley
John J. Haley

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David G. Offensend

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”), relating to the offering from time to time of shares of (i) shares of the Company’s common stock, $.001 par value (the “Common Stock”); (ii) debt securities of the Company; (iii) contracts (the “Stock Purchase Contracts”) that obligate holders to purchase from the Company, and the Company to sell to these holders, shares of the Common Stock at a future date; and (iv) stock purchase units consisting of a Stock Purchase Contract and either debt obligations of the Company or of third parties that are pledged to secure the holder’s obligations to purchase the Common Stock under Stock Purchase Contracts in an aggregate amount of up to $40,000,000 (plus up to the maximum amount of such securities as is allowed to be registered as additional securities by the filing of subsequent registration statements pursuant to Rule 462(b) under the 1933 Act), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 11th day of April, 2005.

/s/ David G. Offensend
David G. Offensend

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Nicholas G. Moore

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”), relating to the offering from time to time of shares of (i) shares of the Company’s common stock, $.001 par value (the “Common Stock”); (ii) debt securities of the Company; (iii) contracts (the “Stock Purchase Contracts”) that obligate holders to purchase from the Company, and the Company to sell to these holders, shares of the Common Stock at a future date; and (iv) stock purchase units consisting of a Stock Purchase Contract and either debt obligations of the Company or of third parties that are pledged to secure the holder’s obligations to purchase the Common Stock under Stock Purchase Contracts in an aggregate amount of up to $40,000,000 (plus up to the maximum amount of such securities as is allowed to be registered as additional securities by the filing of subsequent registration statements pursuant to Rule 462(b) under the 1933 Act), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 11th day of April, 2005.

/s/ Nicholas G. Moore
Nicholas G. Moore

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

René Schuster

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”), relating to the offering from time to time of shares of (i) shares of the Company’s common stock, $.001 par value (the “Common Stock”); (ii) debt securities of the Company; (iii) contracts (the “Stock Purchase Contracts”) that obligate holders to purchase from the Company, and the Company to sell to these holders, shares of the Common Stock at a future date; and (iv) stock purchase units consisting of a Stock Purchase Contract and either debt obligations of the Company or of third parties that are pledged to secure the holder’s obligations to purchase the Common Stock under Stock Purchase Contracts in an aggregate amount of up to $40,000,000 (plus up to the maximum amount of such securities as is allowed to be registered as additional securities by the filing of subsequent registration statements pursuant to Rule 462(b) under the 1933 Act), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 12th day of April, 2005.

/s/ René Schuster
René Schuster

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jennifer Laing

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “1933 Act”), relating to the offering from time to time of shares of (i) shares of the Company’s common stock, $.001 par value (the “Common Stock”); (ii) debt securities of the Company; (iii) contracts (the “Stock Purchase Contracts”) that obligate holders to purchase from the Company, and the Company to sell to these holders, shares of the Common Stock at a future date; and (iv) stock purchase units consisting of a Stock Purchase Contract and either debt obligations of the Company or of third parties that are pledged to secure the holder’s obligations to purchase the Common Stock under Stock Purchase Contracts in an aggregate amount of up to $40,000,000 (plus up to the maximum amount of such securities as is allowed to be registered as additional securities by the filing of subsequent registration statements pursuant to Rule 462(b) under the 1933 Act), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 12th day of April, 2005.

/s/ Jennifer Laing
Jennifer Laing